UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2026

Date of Report (Date Earliest Event Reported)

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
Common stock, par value $0.01	NRG	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 30, 2026, NRG Energy, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the previously announced transactions contemplated by the Purchase and Sale Agreement, dated May 12, 2025 (the “Purchase Agreement”), by and among the Company, NRG East Generation Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Lightning Buyer”), NRG Texas LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Linebacker Buyer”), NRG Demand Response Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“CCS Buyer”), NRG Gas Development Company, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“JCPD Buyer” and, collectively with Lightning Buyer, Linebacker Buyer and CCS Buyer, the “Buyer Entities”), Lightning Power Holdings, LLC, a Delaware limited liability company, Thunder Generation, LLC, a Delaware limited liability company, CCS Power Holdings, LLC, a Delaware limited liability company, and Linebacker Power Development Funding, LLC, a Delaware limited liability company. As a result of the transactions contemplated by the Purchase Agreement, the Buyer Entities acquired all of the issued and outstanding equity interests of Lightning Power, LLC, a Delaware limited liability company (“Lightning”), Linebacker Power Holdings, LLC, a Delaware limited liability company (“Linebacker”), CCS Intermediate HoldCo, LLC, a Delaware limited liability company (“CCS”), and Jack County Power Development, LLC, a Delaware limited liability company (“JCPD” and, collectively with Lightning, Linebacker and CCS and their respective subsidiaries, the “Acquired Companies”). The acquisition of the equity interests, together with the other transactions contemplated by the Purchase Agreement, are referred to herein as the “Transaction.” This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of the Acquired Companies and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

Item 8.01.	Other Events.

As previously disclosed, on April 10, 2025, the Company acquired all of the ownership interests of six power generation facilities from Rockland Capital, LLC, adding 738 MW of natural gas-fired assets in Texas to its portfolio (the “Rockland Acquisition”). In accordance with Rule 3-05 and Article 11 of Regulation S-X, the Company is providing unaudited pro forma financial information in connection with the Transaction and the Rockland Acquisition.

Forward-Looking Statements

In addition to historical information, the information presented in this Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the Transaction, enhancements to the Company’s credit profile, synergies, opportunities, anticipated future financial and operational performance, and the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions.

Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated herein include, among others, general economic conditions, the imposition of tariffs and escalation of international trade disputes (and inflationary impacts resulting therefrom), risks associated with the integration of the Acquired Companies, including potential disruption to ongoing operations and other transition difficulties, the inability of the combined company to realize expected synergies and benefits of integration of the Acquired Companies (or that it takes longer than expected) which may result in the combined company not operating as effectively as expected, hazards customary in the power industry, weather conditions and extreme weather events, competition in wholesale power, gas and smart home markets, the volatility of energy and fuel prices, the volatility in demand for power and gas, customer affordability concerns that may constrain the pricing of the Company’s products and services and limit its ability to recover costs, failure of customers or counterparties to perform under contracts, changes in the wholesale power and gas markets, the failure of the Company’s expectations regarding load growth to materialize, changes in government or market regulations, the Company’s ability to execute its supply strategy, risks related to data privacy, cyberterrorism and inadequate cybersecurity, the loss of data, unanticipated outages at the Company’s generation facilities, operational and reputational risks related to the use of artificial intelligence and the adherence to developing laws and regulations related to the use thereof, the Company’s ability to achieve its net debt targets, adverse results in current and future litigation, complaints, product liability claims and/or adverse publicity, failure to identify, execute or successfully implement acquisitions or asset sales, risks of the smart home and security industry, including risks of and publicity surrounding the sales, customer origination and retention process, the impact of changes in consumer spending patterns, consumer preferences, geopolitical tensions, demographic trends, supply chain disruptions, the Company’s ability to implement value enhancing improvements to plant operations and company wide processes, the Company’s ability to achieve or maintain investment grade credit metrics, the Company’s ability to proceed with projects under development or the inability to complete the construction of such projects on schedule or within budget, the inability to maintain or create successful partnering relationships, the Company’s ability to operate its business efficiently, the Company’s ability to retain customers, the ability to successfully integrate businesses of acquired assets or companies (including the Acquired Companies), the Company’s ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, the Company’s ability to execute its capital allocation plan, and the other risks and uncertainties discussed in the Company’s Forms 10-K, 10-Q, and 8-K filed with or furnished to the SEC.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this Current Report should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s filings with the SEC at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1.	audited consolidated financial statements of Lightning Power, LLC and its subsidiaries as of December 31, 2024 and for the period August 9, 2024 to December 31, 2024 and the related notes, which are included as Exhibit 99.1 and incorporated by reference herein;
2.	unaudited condensed consolidated financial statements of Lightning Power, LLC and its subsidiaries as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and 2024 and the related notes, which are included as Exhibit 99.2 and incorporated by reference herein;
3.	audited combined financial statements of Fund III Projects for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes, which are included as Exhibit 99.3 and incorporated by reference herein;
4.	audited consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes, which are included as Exhibit 99.4 and incorporated by reference herein;
5.	audited consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of the years ended December 31, 2024 and 2023 and for the year ended December 31, 2024 and the period of June 12, 2023 to December 31, 2023 and the related notes, which are included as Exhibit 99.5 and incorporated by reference herein;
6.	unaudited condensed consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and 2024 and the related notes, which are included as Exhibit 99.6 and incorporated by reference herein;
7.	audited consolidated financial statements of CCS Power Finance Co, LLC as of and for the fiscal years ended December 31, 2024 and 2023 and the related notes, which are included as Exhibit 99.7 and incorporated by reference herein; and
8.	unaudited condensed consolidated financial statements of CCS Power Finance Co, LLC as of September 30, 2025 and December 31, 2024 and for the three and nine months periods ended September 30, 2025 and 2024 and the related notes, which are included as Exhibit 99.8 and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company giving effect to the Transaction and the Rockland Acquisition, which includes the unaudited pro forma combined balance sheet as of September 30, 2025 and the unaudited pro forma combined statements of operations for the year ended December 31, 2024 and the nine months ended September 30, 2025, which are filed as Exhibit 99.9 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of Lightning Power, LLC.

23.2	Consent of KPMG LLP, independent auditors of Fund III Projects.

23.3	Consent of KPMG LLP, independent auditors of Gridiron Intermediate Holdings, LLC.

23.4	Consent of KPMG LLP, independent auditors of Linebacker Power Funding, LLC.

23.5	Consent of KPMG LLP, independent auditors of CCS Power Finance, LLC.

99.1	Audited consolidated financial statements of Lightning Power, LLC and its subsidiaries as of December 31, 2024 and for the period August 9, 2024 to December 31, 2024 and the related notes thereto (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.2	Unaudited condensed consolidated financial statements of Lightning Power, LLC and its subsidiaries as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and for the period August 9, 2024 to September 30, 2024 and the related notes thereto.

99.3	Audited combined financial statements of Fund III Projects for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes thereto (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.4	Audited consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes thereto (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.5	Audited consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of the years ended December 31, 2024 and 2023 and for the year ended December 31, 2024 and the period of June 12, 2023 to December 31, 2023 and the related notes thereto (incorporated by reference to Exhibit 99.8 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.6	Unaudited condensed consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and 2024 and the related notes thereto.

99.7	Audited consolidated financial statements of CCS Power Finance Co, LLC as of and for the fiscal years ended December 31, 2024 and 2023 and the related notes thereto (incorporated by reference to Exhibit 99.10 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.8	Unaudited condensed consolidated financial statements of CCS Power Finance Co, LLC as of September 30, 2025 and December 31, 2024 and for the three and nine months periods ended September 30, 2025 and 2024 and the related notes thereto.

99.9	Unaudited pro forma combined financial information of NRG Energy, Inc. giving effect to the Transaction and the Rockland Acquisition, which includes the unaudited pro forma combined balance sheet as of September 30, 2025 and the unaudited pro forma combined statements of operations for the year ended December 31, 2024 and the nine months ended September 30, 2025, and the notes related thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2026

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary